UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024 (October 10, 2024)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Boulevard, Suite 505, Miami, FL	33132
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	N/A(1)

(1)	On September 17, 2024, the Nasdaq Stock Market LLC (“Nasdaq”) notified the Company that a hearings panel had determined to delist the Company’s common stock from The Nasdaq Capital Market. Trading of the Company’s common stock on Nasdaq was suspended at the open of trading on September 19, 2024. Nasdaq will file a Form 25 with the U.S. Securities and Exchange Commission to delist the common stock from Nasdaq. The deregistration of the common stock under Section 12(b) of the Act will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25. The common stock is currently quoted on the OTC Pink Market maintained by the OTC Markets Group, Inc. under the symbol “SMFL.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On October 10, 2024, Smart for Life, Inc. (the “Company”) dismissed its independent registered public accounting firm, RBSM LLP (“RBSM”). The dismissal of RBSM was approved by the audit committee of the board of directors of the Company.

The audit report of RBSM on the financial statements of the Company for the year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that RBSM’s report for such year included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. RBSM was appointed as the Company’s independent registered public accounting firm on October 27, 2023. Accordingly, it did not issue an audit report on the Company’s financial statements for the year ended December 31, 2022.

During the Company’s two most recent fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through October 10, 2024, there were no (i) disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RBSM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of the foregoing disclosures and requested it to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in the foregoing disclosures. A copy of the letter has been filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

On October 10, 2024, the Company engaged TAAD LLP (“TAAD”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024, which was approved by the audit committee of the board of directors of the Company.

During the Company’s two most recent fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through October 10, 2024, neither the Company nor anyone on its behalf has consulted with TAAD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that TAAD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM LLP to the Securities and Exchange Commission, dated October 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024	SMART FOR LIFE, INC.

/s/ Darren C. Minton
Name: Darren C. Minton
Title: Chief Executive Officer